Convertible Preferred Stock	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Convertible Preferred Stock	Convertible Preferred Stock
As of December 31, 2019 and 2018, the Company’s convertible preferred stock consists of the following (in thousands, except share and per share data on a post conversion basis):

	Authorized Shares	Outstanding Shares	Carrying Value	Par Value per Share	Preference Value
Series 1	12,438,704	12,433,953	$39,658	$0.001	$40,000
Series 2	7,507,699	7,499,996	30,000	$0.001	30,000
Series 3	4,000,000	4,000,000	16,000	$0.001	16,000
Total	23,946,403	23,933,949	$85,658		$86,000

Series 1 and 2 Preferred Stock

KKR Phorm Investors L.P. (KKR) purchased 12,433,953 shares of Series 1 preferred stock, par value $0.001 per share, at a per share price of $3.217 for an aggregate purchase price of approximately $40 million. KKR and other investors with a small percentage (~0.02%) purchased 7,499,996 shares of Series 2 preferred stock, par value $0.001 per share, at a per share price of $4.00 for an aggregate purchase price of approximately $30 million.

Series 3 Preferred Stock

On March 26, 2018, the Company entered into a stock purchase agreement and related contracts in order to effectuate the issuance of its Series 3 preferred stock to Nexperia. Pursuant to the terms of the stock purchase agreement, Nexperia purchased 4,000,000 shares of Series 3 preferred stock, par value $0.001 per share, at a per share price of $4.00, for an aggregate purchase price of approximately $16 million equating to a total ownership stake of approximately 9.9% on a fully-diluted basis. The Company has reserved shares of common stock, par value $0.001 per share, for issuance upon conversion of the Series 3 preferred stock (the conversion shares). The Series 3 preferred stock issued is substantially pari passu with the Company’s Series 1 and Series 2 preferred stock previously issued to KKR with a small percentage (~0.02%) issued to other investors.

Each share of Series 1, Series 2 and Series 3 preferred stock are convertible at the option of the holder into such number of shares of common stock as is determined by dividing the original issue price (OIP) of the Series 1, Series 2 and Series 3 preferred stock by the conversion price in effect at the time of the conversion. The conversion price of the Series 1, Series 2 and Series 3 preferred stock is subject to adjustment for certain events. Each share of Series 1, Series 2 and Series 3 preferred stock automatically converts into common stock immediately upon the closing of an underwritten public offering of the Company’s common stock in which the aggregate net proceeds are at least $40 million and the offering price per share is not less than 1.5 times the OIP of the Series 1, Series 2 and Series 3 preferred stock (a Qualifying Public Offering).

The rights, privileges, and preferences of the Series 1, Series 2, and Series 3 convertible preferred stock are as follows:

Liquidation Rights - In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of convertible preferred stock will be entitled to receive, prior and in preference to any distribution of any assets of the Company to the holders of common stock, an amount per share equal to $3.217 per share for Series 1, $4.00 per share for Series 2 and $4.00 per share for Series 3, plus any declared but unpaid dividends. If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of the convertible preferred stock are insufficient to permit the payment of the preferential amounts, the entire assets and funds legally available for distribution will be distributed ratably among the holders of convertible preferred stock in proportion to the full amount to which they would otherwise be respectively entitled. If, upon satisfaction of the convertible preferred stock preferences, there are any remaining assets and funds available for distribution, they will be ratably distributed among the holders of common stock.

Conversion - The convertible preferred stock is convertible at the option of the holder at any time into common stock on a one-for-one basis, subject to certain adjustments for anti-dilution. Each share of convertible preferred stock automatically converts into common stock in the event of an initial public offering (IPO) in which the proceeds are at least $40 million, net of the underwriting discount and commissions, and the offering price per share is not less than 1.5 times the original issue price of the convertible preferred stock unless otherwise agreed to by the shareholders.

Dividends - The holders of convertible preferred stock are entitled to receive, out of funds legally available, cash dividends at the rate of $0.25736 per annum for Series 1, $0.32 per annum for Series 2 and $0.32 per annum for Series 3 on each outstanding share. Such dividends are payable when, as, and if declared by the Board of Directors and are noncumulative. Through December 31, 2019, no such dividends have been declared.

Voting - The holders of Series 1 convertible preferred stock shall be entitled to the number of votes equal to ten times the number of shares of common stock into which such shares could be converted, and the holders of Series 2 convertible preferred stock shall be entitled to the number of votes equal to the number of shares of common stock into which such shares could be converted. Each holder of Series 3 preferred stock shall be entitled to the number of votes equal to ten times the number of shares of common stock into which the shares of Series 3 preferred stock held by such holder could be converted as of the record date.

Due to certain provisions in liquidation and conversion rights the company has presented the convertible preferred stock outside of stockholders deficit as mezzanine equity.